UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2005

NEW WORLD BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-91432	02-0401674
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2019 SW 20th Street, Suite 109, Ft. Lauderdale, Florida	33315
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (954) 713-0410

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT PRINCIPAL OFFICERS

On November 4, 2005, Costas Ataliotis resigned as President, Chief Executive Officer and Director of New World Brands, Inc. (the “Company”). Effective November 4, 2005, David Rudden was appointed the Company’s President Chief Executive Officer. Mr. Rudden was previously serving as Senior Vice President of Sale and Marketing. The Company previously entered into an Employment Agreement with Mr. Rudden as Senior Vice President of Sales and Marketing. The Employment Agreement shall remain the same except with respect to the title to be held by Mr. Rudden.

A copy of the Company’s press release dated November 10, 2005, is attached as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description of Document
99.1	November 10, 2005 press release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2005	NEW WORLD BRANDS, INC.

By:	/s/ David Rudden

David Rudden,

President and Chief Executive Officer

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